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                                  EXHIBIT 23.1



               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement of our report dated September 10, 1996, relating to the consolidated financial statements of SPEIZMAN INDUSTRIES, INC. AND SUBSIDIARIES appearing in the Company's Annual Report on Form 10-K for the year ended June 29, 1996.


                              /s/ BDO Seidman, LLP

                                BDO SEIDMAN, LLP


Charlotte, North Carolina
March 14, 1997